UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 30, 2021

THE ODP CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	85-1457062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of Principal Executive Offices)	(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on January 25, 2021, The ODP Corporation (“ODP” or the “Company”) entered into a Cooperation Agreement (the “Agreement”) with HG Vora Capital Management, LLC (“HG Vora”). On December 30, 2021, the Company and HG Vora entered into a First Amendment to the Agreement (the “Amendment”). Among other things, the Amendment:

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extends the term of the Agreement to the earlier of (i) the date that is 14 days prior to the first date on which shareholders are permitted under the Company’s bylaws to submit director nominations for the 2023 annual meeting of the shareholders of the Company (the “2023 Annual Meeting”) and (ii) December 31, 2022, subject to an immediate termination of the Agreement if HG Vora (together with any affiliates of HG Vora) ceases to own at least 5% of the Company’s then outstanding shares of common stock (the “Company Ownership Level Minimum”);

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requires during the term of the Agreement that, except in the event HG Vora (together with any affiliates of HG Vora) ceases to satisfy the Company Ownership Level Minimum or HG Vora has materially breached the Agreement and failed to cure such breach within five business days of notice thereof, the Board of Directors of the Company (the “Board”) nominate the HG Vora Designee (as defined below) for election as one of the directors of the Company at the 2022 annual meeting of the shareholders of the Company (the “2022 Annual Meeting”) (as one of a total of not more than 10 candidates (or nine candidates following the effectiveness of the resignation of Francesca Ruiz de Luzuriaga from the Board or, if greater (to the extent the Board size is increased as permitted by the Agreement), the number of candidates equal to the size of the Board as of immediately prior to the 2022 Annual Meeting) for election to the Board at the 2022 Annual Meeting);

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prohibits any increase in the size of the Board to more than 10 directors (or nine directors following the effectiveness of the resignation of Francesca Ruiz de Luzuriaga from the Board) during the term of the Agreement, except (A) in the event HG Vora (together with any affiliates of HG Vora) ceases to satisfy the Company Ownership Level Minimum or HG Vora has materially breached the Agreement and failed to cure such breach within five business days of notice thereof, (B) prior to the consummation or abandonment of the previously announced spin-off of a business division of the Company, to the extent necessary or reasonably advisable (as determined in good faith by the Board) in connection with the implementation of such spin-off or (C) to the extent reasonably advisable (as determined in good faith by the Board) in connection with any bona fide settlement or cooperation agreement relating to any actual or threatened contested solicitation of proxies or consents to vote for the election of directors; and

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requires that Marcus B. Dunlop (the “HG Vora Designee”) must offer to resign from the Board on December 31, 2022 or, if earlier, if (a) HG Vora (together with any affiliates of HG Vora) ceases to satisfy the Company Ownership Level Minimum, (b) HG Vora otherwise ceases to comply with or breaches any material provision of the Agreement or (c) HG Vora submits a notice of director nominations in connection with the 2023 Annual Meeting.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

As previously disclosed, on January 26, 2021, prior to his appointment to the Board, Mr. Dunlop executed and delivered to the Board an irrevocable resignation effective upon the earliest of (i) such time as HG Vora (together with any affiliates of HG Vora) ceases to satisfy the Company Ownership Level Minimum, (ii) such time as HG Vora otherwise ceases to comply with or breaches any material provision of the Agreement, (iii) such time as HG Vora submits a notice of director nominations in connection with the 2022 Annual Meeting and (iv) December 31, 2021 (the “Prior Irrevocable Resignation”). In connection with the execution of the Amendment, on December 30, 2021, Mr. Dunlop executed and submitted to the Board an irrevocable resignation effective upon the earliest of (i) such time as HG Vora (together with any affiliates of HG Vora) ceases to satisfy the Company Ownership Level Minimum, (ii) such time as HG Vora otherwise ceases to comply with or breaches any material provision of the Agreement, (iii) such time as HG Vora submits a notice of director nominations in connection with the 2023 Annual Meeting and (iv) December 31, 2022 (the “Irrevocable Resignation”). The Board agreed that, effective December 31, 2021, the Irrevocable Resignation superseded the Prior Irrevocable Resignation and the Prior Irrevocable Resignation became void and of no further force or effect.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

In connection with the execution of the Amendment, on December 30, 2021, Mr. Dunlop executed and submitted to the Board the Irrevocable Resignation. The Board agreed that, effective December 31, 2021, the Irrevocable Resignation superseded the Prior Irrevocable Resignation and the Prior Irrevocable Resignation became void and of no further force or effect.

Other than the Agreement (as amended by the Amendment) and the Irrevocable Resignation, there are no arrangements or understandings between Mr. Dunlop and any other persons pursuant to which Mr. Dunlop was selected as a director. Further, other than the Agreement (as amended by the Amendment) and the Irrevocable Resignation, there are no transactions, arrangements or relationships between the Company or its subsidiaries, on the one hand, and Mr. Dunlop, on the other hand, which would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1	First Amendment to the Cooperation Agreement, by and among HG Vora Capital Management, LLC and The ODP Corporation, dated December 30, 2021.

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ODP CORPORATION

Date: January 3, 2022	/s/ N. DAVID BLEISCH
Name: N. David Bleisch
Title: EVP, Chief Legal & Administrative Officer and Corporate Secretary

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